UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (Par Value $0.01)	MGM	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 4, 2020, MGM Resorts International (the “Company”) issued $750,000,000 in aggregate principal amount of its 6.750% Senior Notes due 2025 (the “Notes”). The Notes were issued pursuant to the Indenture, dated as of March 22, 2012 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the eighth supplemental indenture, dated as of May 4, 2020 (the “Eighth Supplemental Indenture”), among the Company, the subsidiary guarantors named therein and the Trustee. A copy of the Eighth Supplemental Indenture is filed herewith as Exhibit 4.1.

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-223375) filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2018 (as amended by Post-Effective Amendment No. 1, dated March 27, 2019, and as further amended by Post-Effective Amendment No. 2, dated April 23, 2020, the “Registration Statement”), as supplemented by the final prospectus supplement dated April 23, 2020 and filed with the SEC on April 24, 2020.

The Notes will be guaranteed, jointly and severally, on a senior basis by the Company’s subsidiaries that guarantee its senior credit facility and existing notes, except for Marina District Development Company, LLC and Marina District Development Holding Co., LLC, unless and until the Company obtains New Jersey gaming approval, and except for MGM Yonkers, Inc., unless and until the Company obtains New York gaming approval. The Notes will not be guaranteed by the Company’s foreign subsidiaries and certain domestic subsidiaries, including MGM China Holdings Limited, MGM National Harbor, LLC, Blue Tarp reDevelopment, LLC, MGM Grand Detroit, LLC, MGM Growth Properties LLC and any of their respective subsidiaries.

The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes, including, without limitation, further increasing the Company’s liquidity position. Pending such use, the Company may invest the net proceeds in short-term interest-bearing accounts, securities or similar investments.

The above description of the Base Indenture, the Eighth Supplemental Indenture and the Notes are summaries only and are qualified in their entirety by the terms of such agreements and instruments, respectively. The Eighth Supplemental Indenture is incorporated by reference into the Registration Statement.

Item 8.01	Other Events.

Underwriting Agreement

In connection with the offering of the Notes, on April 23, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) among the Company, the guarantors named therein and J.P. Morgan Securities LLC and BofA Securities, Inc. as representatives of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, the Company agreed to sell $750,000,000 in aggregate principal amount of the Notes and the Underwriters agreed to purchase the Notes for resale to the public.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto. The Underwriting Agreement is also incorporated by reference into the Company’s Registration Statement.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the Underwriting Agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Underwriting Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Underwriting Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent developments may not be fully reflected in the Company’s public disclosure.

Opinions

The legal opinions (and related consents) regarding the validity of the Notes and the related guarantees offered pursuant to the Registration Statement (as amended and supplemented) of the following law firms are filed herewith: Milbank LLP, Brown Rudnick LLP, Brownstein Hyatt Farber Schreck, LLP, Butler Snow LLP, Fox Rothschild LLP and Taft Stettinius & Hollister LLP.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1

Underwriting Agreement, dated April 23, 2020, among MGM Resorts International, the guarantors named therein and J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the several underwriters named therein

4.1

Eighth Supplemental Indenture, dated May 4, 2020, among MGM Resorts International, the guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 22, 2012, among MGM Resorts International and U.S. Bank National Association, as trustee, relating to the 6.750% senior notes due 2025

5.1	Opinion of Milbank LLP

5.2	Opinion of Brown Rudnick LLP

5.3	Opinion of Brownstein Hyatt Farber Schreck, LLP

5.4	Opinion of Butler Snow LLP

5.5	Opinion of Fox Rothschild LLP

5.6	Opinion of Taft Stettinius & Hollister LLP

23.1	Consent of Milbank LLP (included in the opinion filed as Exhibit 5.1)

23.2	Consent of Brown Rudnick LLP (included in the opinion filed as Exhibit 5.2)

23.3	Consent of Brownstein Hyatt Farber Schreck, LLP (included in the opinion filed as Exhibit 5.3)

23.4	Consent of Butler Snow LLP (included in the opinion filed as Exhibit 5.4)

23.5	Consent of Fox Rothschild LLP (included in the opinion filed as Exhibit 5.5)

23.6	Consent of Taft Stettinius & Hollister LLP (included in the opinion filed as Exhibit 5.6)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International

Date: May 4, 2020	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Chief Corporate Counsel and Assistant Secretary